Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
November 30, 1998



Expected B Maturity 4/15/2008


Blended Coupon 5.5896%


Excess Protection Level
3 Month Average   5.11%
November, 1998   5.61%
October, 1998   6.02%
September, 1998   3.71%


Cash Yield17.99%


Investor Charge Offs 4.96%


Base Rate 7.42%


Over 35 Day Delinquency 5.37%


Seller's Interest 9.39%


Total Payment Rate13.51%


Total Principal Balance$40,339,382,471.40


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$3,787,462,952.91